Forza Innovations Inc. Acquisition of Sustainable Origins

Forza Innovations Inc.  (OTC Pink: FORZ) (the “Company”) a health-tech wearable innovation company is pleased to announce the successful completion of the previously announced acquisition of Sustainable Origins.

This notable acquisition is part of Forza Innovations’ ongoing strategic plan for future revenue and expansion. From our newly appointed innovation lab in San Diego and growing team we are poised to make this acquisition of Sustainable Origins and optimize the company’s current operations to quickly generate steady revenue streams which will help finance the production of our WarmUp products and other innovations that are in development.

“While our primary focus is the innovation and development of wearable health-tech products, our goal is to strategically acquire innovative business that will contribute to Forza Innovations’ overall revenue stream,” stated Johnny Forzani, President and CEO of Forza Innovations Inc.

Forza Innovations Inc. has closed the purchase agreement of a combination of cash and stock to acquire Sustainable Origins, which will operate as a wholly-owned subsidiary of the Company. Assets held by Sustainable Origins are included as part of the purchase.

Sustainable Origins provides a clean, sustainable, and eco-friendly future through the recycling of used cooking oil collected from restaurants, casinos, sporting arenas and food processing plants. Used Cooking Oil collected is ultimately sold to companies producing Biodiesel, an efficient replacement to dirty fossil fuels for a greener future.

Aloysius Callaghan, Director of Sustainable Origins comments that, “We are excited to work with Forza and expand our business of collections and refinement of renewable fuel inputs. There are numerous partnerships and opportunities that will be executed in the near future that will solidify our foundation and will allow us to transition into other aspects of the renewable fuel space”.

Johnny Forzani further stated, “I am excited to announce the first strategic acquisition under the Forza umbrella. Sustainable Origins is a Start-up company in the rapidly emerging Environmental, Social, and Governmental industry. Mr. Callaghan has already made tremendous strides during Sustainable Origins' first year of operations. With this acquisition, the Forza team is able to provide Sustainable Origins with the tools needed to continue building a sustainable, growing business. We are excited to work with this new and impressive company and expand together.”

Further information about the acquisition can be found in the Form 8-K that the Company has filed with the SEC on March 3, 2022.

About Forza Innovations Inc.

The Company is in the health-tech wearable performance business.  The Company has acquired all of the ownership and the rights to certain late, developmental stage, WarmUp products.  WarmUp are cutting edge, innovative, wearable, back compression devices.  The therapeutic application of heat causes a change in temperature of the soft tissues which decreases joint stiffness and relieves inflammation.

Please refer to the Company's website www.forzainnovates.com.

For further information please contact the Company at: info@forzainnovates.com

On behalf of the Board,

Forza Innovations Inc.

Johnny Forzani, President & Chief Executive Officer

Forward-Looking Statements

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